                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                             GREEN TREE FINANCIAL CORP.



                                             BY: /s/Phyllis A. Knight
                                                 --------------------------
                                             Phyllis A. Knight
                                             Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                             GREEN TREE FINANCIAL CORP.



                                             BY: /s/Phyllis A. Knight
                                                 -----------------------------
                                                  Phyllis A. Knight
                                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997

                                  Distribution Date: 4/15/97
                                  CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                   NL2 NM0
                                  Trust Account:  3334953-0
     CLASS HI: A CERTIFICATES
     ------------------------

1.   (a)  Sub-Pool HI Amount Available
         (including Monthly Servicing Fee)             $3,909,282.99

     (b)  Class HI: M-1 Interest Deficiency Amount
          (if any), Class HI: M-2 Interest Deficiency
          Amount (if any) and Class HI: B-1 Interest
          Deficiency Amount (if any) withdrawn for prior
          Payment Date                                           .00

     (c)  Sub-Pool HI Amount Available after giving effect to
          withdrawal of any Class HI: M-1 Interest Deficiency
          Amount, Class HI: M-2 Interest Deficiency Amount and
          Class HI: B-1 Interest Deficiency Amount for prior
          Payment Date                                  3,909,282.99

2. Aggregate Interest

     (a)  Class HI: A-1 Pass-through Rate      6.45%

     (b)  Class HI: A-1 Interest                          198,478.77

     (c)  Class HI: A-2 Pass-through Rate      6.90%

     (d)  Class HI: A-2 Interest                          195,500.00

     (e)  Class HI: A-3 Pass-through Rate      7.35%

     (f)  Class HI: A-3 Interest                          252,105.00

3. Amount applied to Unpaid Class HI: A Interest Shortfall       .00

4. Remaining Unpaid Class HI: A Interest Shortfall               .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 2

                                  Distribution Date: 4/15/97
                                  CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                   NL2 NM0
                                  Trust Account:  3334953-0

     PRINCIPAL

5. Sub-Pool HI: Class A Formula Principal Distribution Amount:

     (a)  Scheduled Principal                           463,746.64
     (b)  Principal Prepayments                       2,056,775.00
     (c)  Liquidated Contracts                          159,456.30
     (d)  Repurchases                                          .00
     (e)  Previously undistributed Principal Amounts           .00

               Total Principal                             2,679,977.94

6. Pool Scheduled Principal Balance of Sub-Pool HI       144,528,973.58

7. Sub-Pool HI Senior Percentage for such Payment Date             100%

8. Class HI: A Principal Distribution:

     (a)  Class HI: A-1                                    2,679,977.94
     (b)  Class HI: A-2                                             .00
     (c)  Class HI: A-3                                             .00

9. Class HI: A Principal Balance:

     (a)  Class HI: A-1 Principal Balance                 34,246,305.58
     (b)  Class HI: A-2 Principal Balance                 34,000,000.00
     (c)  Class HI: A-3 Principal Balance                 41,160,000.00

   CLASS HI: M-1 CERTIFICATES
   --------------------------

10. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                           583,221.28

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 3

                                  Distribution Date: 4/15/97
                                  CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                  NL2 NM0
                                  Trust Account:  3334953-0


    INTEREST

11. Current Interest
       (a)  Class HI: M-1 Pass-through Rate          7.75
       (b)  Class HI: M-1 Interest                            91,320.83

12. Amount applied to Unpaid Class HI: M-1 Interest Shortfall       .00

13. Amount applied to Class HI: M-1 Interest Deficiency Amount      .00

14. Remaining unpaid Class HI: M-1 Interest Deficiency Amount       .00

15. Remaining Unpaid Class HI: M-1 Interest Shortfall               .00

    PRINCIPAL

16. Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                    .00
          (b)  Principal Repayments                   .00
          (c)  Liquidated Contracts                   .00
          (d)  Repurchases                            .00
          (e)  Previously undistributed
               Principal Amounts                      .00

                   Total Principal                    .00

17. Class HI: M-1 Principal Distribution                            .00

18. Class HI: M-1 Principal Balance                       14,140,000.00

19. Pool Scheduled Principal Balance of Sub-Pool HI      144,528,973.58

20. Sub-Pool HI Senior Percentage for such Payment Date            100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 4

                                  Distribution Date: 4/15/97
                                  CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                  NL2 NM0
                                  Trust Account:  3334953-0


    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21. Sub-Pool HI Aggregate Liquidation Loss Principal Amount      .00

22. Class HI: M-1 Liquidation Loss Principal Amount              .00

23. Interest at Class HI: M-1 Pass-Through Rate on:

          (a)  Class HI: M-1 Liquidation Loss Principal Amount   .00
          (b)  Unpaid Class HI: M-1 Liquidation Loss Interest
               Shortfall                                         .00

24. Amount applied to such interest                              .00

25. Liquidation Loss interest remaining unpaid                   .00

    CLASS HI: M-2 CERTIFICATES
    --------------------------

26. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount and Class HI: M-1 Distribution
    Amount (including Monthly Servicing Fee)              491,900.45

    INTEREST

27. Current Interest
          (a)  Class HI: M-2 Pass-Through Rate      8.05%
          (b)  Class HI: M-2 Interest                      57,423.33

28. Amount applied to Unpaid Class HI: M-2 Interest Shortfall    .00

29. Amount applied to Class HI: M-2 Interest Deficiency Amount   .00

30. Remaining unpaid Class HI: M-2 Interest Deficiency Amount    .00

31. Remaining unpaid Class HI: M-2 Interest Shortfall            .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 5

                                  Distribution Date: 4/15/97
                                  CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                  NL2 NM0
                                  Trust Account:  3334953-0

    PRINCIPAL

32. Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00

                         Total Principal                              .00

33. Class HI: M-2 Principal Distribution                              .00

34. Class HI: M-2 Principal Balance                          8,560,000.00

35. Pool Schedule Principal of Sub-Pool HI                 144,528,973.58

36. Sub-Pool HI Senior Percentage for such Payment Date              100%

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37. Sub-Pool HI Aggregate Liquidation Loss Principal Amount           .00

38. Class HI: M-2 Liquidatin Loss Principal Amount                    .00

39. Interest at Class HI: M-2 Pass-Through Rate on:

          (a)  Class HI: M-2 Liquidation Loss Principal Amount        .00
          (b)  Unpaid Class HI: M-2 Liquidation Loss
               Interest Shortfall                                     .00

40. Amount applied to such interest                                   .00

41. Liquidation Loss interest remaining unpaid                        .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 6

                                  Distribution Date: 4/15/97
                                  CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                  NL2 NM0
                                  Trust Account:  3334953-0

    CLASS HI: B Principal Distribution Tests
    (tests must be satisfied on and after the Payment Date occurring in July 1999)

42. Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current
               Payment Date                                       .41%

          (b)  Average Sixty-Day Delinquency Ratio Test
               (arithmetic average of ratios for this month
               and two preceding months; may not execeed 2.5%)    .42%

43. Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinqency Ratio for current
               Payment Date                                       .49%

          (b)  Average Thirty-Day delinquency Ratio Test
               (arithmetic average of ratios for this month
               and two preceding months; may not exceed 5%)       .45%

44. Sub-Pool HI Cumulative Realized Losses Test

          (a)  Cumulative Realized Losses for current
               Payment Date (as a percentage of Cut-off Date
               Pool Principal Balance: may not exceed 9%)         .45%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 7

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                 NL2 NM0
                                Trust Account:  3334953-0

45. Sub-Pool HI Current Realized Losses Test

    (a)  Current Realized Losses for current
         Payment Date                                          168,528.12

    (b)  Current Realized Loss Ratio (total Realized Losses
         for most recent three months, multiplied By 4, divided
         by arithmetic average of Pool Scheduled Principal
         Balances for third preceding Remittance and for current
         Remittance Date; may not exceed 2.5%)                         1.30%

46. Class HI: B Principal Balance Test

    (a)  Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
    Principal Balance for prior Payment Date (must equal or
    exceed 14.5%)                                                      8.44%

    CLASS HI: B-1 CERTIFICATES
    --------------------------

47. Sub-Pool HI Amount Available less the Class HI: A Distribution
    Amount and Class HI: M Distribution Amount (including Monthly
    Servicing Fee)                                                434,477.12

    INTEREST

48. Class HI: B-1 Pass-Through Rate                        7.75%

49. Current Interest                                                  44,239.58

50. Amount applied to Unpaid Class HI: B-1 Interest Shortfall               .00

51. Amount applied to Class HI: B-1 Interest Deficiency Amount              .00

52. Remaining unpaid Class HI: B-1 Interest Deficiency Amount               .00

53. Remaining Unpaid Class HI: B-1 Interest Shortfall                       .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 8

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                  NL2 NMO
                                Trust Account:  3334953-0
    PRINCIPAL

54. Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00

                         Total Principal                             .00

55. Class HI: B Percentage for such Payment Date                      0%

56. Class HI: B Percentage of Formula Principal
    Distribution Amount                                              .00

57. Class HI: B Principal Balance                          12,422,668.00

58. Class HI: B-1 Principal Balance                         6,850,000.00

59. Pool Scheduled Principal of Sub-Pool HI               144,528,973.58

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60. Sub-Pool HI Aggregate Liquidation Loss Principal Amount          .00

61. Class HI: B-1 Liquidation Loss Principal Amount                  .00

62. Interest at Class HI: B-1 Pass-Through Rate on:

          (a)  Class HI: B-1 Liquidation Loss Principal Amount       .00
          (b)  Unpaid Class HI: B-1 Liquidation Loss
               Interest Shortfall                                    .00

63. Amount applied to such interest                                  .00

64. Liquidation Loss interest remaining unpaid                       .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 9

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                      NL2 NM0
                                Trust Account:  3334953-0

    CLASS HI: B-2 CERTIFICATES

65. Remaining Sub-Pool HI Amount Available                       390,237.54

    INTEREST

66. Class HI: B-2 Pass-Through Rate                  8.15%

67. Current Interest                                              37,847.70

68. Amount applied to Unpaid Class HI: B-2 Interest Shortfall           .00

69. Remaining Unpaid Class HI: B-2 Interest Shortfall                   .00

    PRINCIPAL

70. Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                      .00
          (b)  Principal Prepayments                    .00
          (c)  Liquidated Contracts                     .00
          (d)  Repurchases                              .00
          (e)  Previously undistributed
               Principal Amounts                        .00

                         Total Principal                                .00

71. Class HI: B Percentage for such Payment Date                         0%

72. Class HI: B Percentage of Formula Principal Distribution
    Amount                                                              .00

73. Current Principal (Class HI: B Percentage of Formula
    Principal Distribution Amount less Class HI: B-1
    Principal Balance)                                                  .00

74. Class HI: B-2 Liquidation Loss Principal Amount                     .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 10

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                      NL2 NM0
                                Trust Account:  3334953-0

75. Class HI: B-2 Guaranty Payment                                      .00

76. Class HI: B-2 Principal Balance                            5,572,668.00

77. Pool Scheduled Principal Balance of Sub-Pool HI          144,528,973.58

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78. Sub-Pool HI Aggregate Liquidation Loss Principal Amount             .00

79. Class HI: B-2 Liquidation Loss Principal Amount                     .00

80. Interest at Class HI: B-2 Pass-Through Rate on:

          (a)  Class HI: B-2 Liquidation Loss Principal Amount          .00
          (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
               Shortfall                                                .00

81. Amount applied to such interest                                     .00

82. Liquidation Loss interest remaining unpaid                          .00

    CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
    ------------------------------------------------------

83. Sub-Pool HI Pool Factors

          (a)  Class HI: A-1 Pool Factor                             .56141485
          (b)  Class HI: A-2 Pool Factor                            1.00000000
          (c)  Class HI: A-3 Pool Factor                            1.00000000
          (d)  Class HI: M-1 Pool Factor                            1.00000000
          (e)  Class HI: M-2 Pool Factor                            1.00000000
          (f)  Class HI: B-1 Pool Factor                            1.00000000
          (g)  Class HI: B-2 Pool Factor                            1.00000000

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 11

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                      NL2 NM0
                                Trust Account:  3334953-0

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days             707,410.05    42
     (b)  60-89 days             179,487.88    14
     (c)  90 or more days        412,048.61    23

85. Principal Balance of Defaulted Contracts                     218,419.07

86. Number of Liquidated Contracts and
    Net Liquidated Loss                         9                168,528.12

87. Number of Loans Remaining                                         8,958

88. Number and Principal Balance of Contracts with FHA
    Claims finally rejected, or no FHA claim was submitted
    because FHA insurance was unavailable      40                721,470.23

89. FHA Insurance reserve amount                              92,851,520.04

90. Amount received from FHA Insurance                                  .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 12

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                NT5 NU2 NV0
                                Trust Account:  3334953-0

    CLASS HE: A CERTIFICATES
    ------------------------

1.   (a)  Sub-Pool HE Amount Available (including
          Monthly Servicing Fee)                             3,621,096.81

     (b)  Class HE: M-1 Interest Deficiency Amount
          (if any), Class HE: M-2 Interest Deficiency
          Amount (if any) and Class HE: B-1 Interest
          Deficiency Amount (if any) withdrawn for
          Payment Date                                                  .00

    (c)   Sub-Pool HE Amount Available after giving effect
          to withdrawal of any, Class HE: M-1 Interest
          Deficiency Amount, Class HE: M-2 Interest Deficiency
          Amount and Class HE: B-1 Interest Deficiency Amount
          for prior Payment Date                             3,621,096.81

    INTEREST

2.  Aggregate Interest
          (a)  Class HE: A-1 Pass-Through Rate         6.50%
          (b)  Class HE: A-1 Interest                            139,988.13
          (c)  Class HE: A-2 Pass-Through Rate         7.10%
          (d)  Class HE: A-2 Interest                            207,083.33
          (e)  Class HE: A-3 Pass-Through Rate         7.55%
          (f)  Class HE: A-3 Interest                             75,500.00
          (g)  Class HE: A-4 Pass-Through Rate         7.80%
          (h)  Class HE: A-4 Interest                            114,985.00

3.  Amount applied to Unpaid Class HE: A Interest Shortfall             .00

4.  Remaining Unpaid Class HE: A Interest Shortfall                     .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 12

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                NT5 NU2 NV0
                                Trust Account:  3334953-0
    PRINCIPAL

5.  Sub-Pool HE: Class A Formula Principal Distribution Amount:
          (a)  Scheduled Principal                94,496.60
          (b)  Principal Prepayments           2,418,029.62
          (c)  Liquidated Contracts              100,369.85
          (d)  Repurchases                              .00
          (e)  Previously undistributed
               Principal Amounts                        .00

                         Total Principal                    2,612,896.07

6.  Pool Scheduled Principal Balance of Sub-Pool HE       104,877,454.53

7.  Sub-Pool HE Senior Percentage of such Payment Date            100%

8.  Class HE: A Principal Distribution:

          (a)  Class HE: A-1                                2,612,896.07
          (b)  Class HE: A-2                                         .00
          (c)  Class HE: A-3                                         .00
          (d)  Class HE: A-4                                         .00

9.  Class HE: A Principal Balance:

          (a)  Class HE: A-1                               23,231,065.53
          (b)  Class HE: A-2                               35,000,000.00
          (c)  Class HE: A-3                               12,000,000.00
          (d)  Class HE: A-4                               17,690,000.00

    CLASS HE: M-1 CERTIFICATES
    --------------------------

10. Sub-Pool HE Amount Available less the Class HE:
    A Distribution Amount (including Monthly Servicing Fee)   470,644.28

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 13

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                NT5 NU2 NV0
                                Trust Account:  3334953-0

    INTEREST

11. Current Interest
          (a)  Class HE: M-1 Pass-Through Rate         8.25%
          (b)  Class HE: M-1 Interest                            45,787.50

12. Amount applied to Unpaid Class HE: M-1 Interest Shortfall          .00

13. Amount applied to Class HE: M-1 Interest Deficiency Amount         .00

14. Remaining unpaid Class HE: M-1 Interest Deficiency Amount          .00

15. Remaining unpaid Class HE: M-1 Interest Shortfall                  .00

    PRINCIPAL

16. Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                      .00
          (b)  Principal Prepayments                    .00
          (c)  Liquidated Contracts                     .00
          (d)  Repurchases                              .00
          (e)  Previously undistributed
               Principal Amounts                        .00

                         Total Principal                               .00

17. Class HE: M-1 Principal Distribution                               .00

18. Class HE: M-1 Principal Balance                           6,660,000.00

19. Pool Scheduled Principal Balance of Sub-Pool HE         104,877,454.53

20. Sub-Pool HE Senior Percentage for such Payment Date               100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 14

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                NT5 NU2 NV0
                                Trust Account:  3334953-0

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21. Sub-Pool HE Aggregate Liquidation Loss Principal Amount           .00

22. Class HE: M-1 Liquidation Loss Principal Amount                   .00

23. Interest at Class HE: M-1 Pass-Through Rate on:

          (a)  Class HE: M-1 Liquidation Loss
               Principal Amount                                       .00

          (b)  Unpaid Class HE: M-1 Liquidation Loss
               Interest Shortfall                                     .00

24. Amount applied to such interest                                   .00

25. Liquidation Loss interest remaining unpaid                        .00

    CLASS HE: M-2 CERTIFICATES
    --------------------------

26. Sub-Pool HE Amount Available less the Class HE:
    A Distribution Amount and Class HE: M-1 Distribution
    Amount (including Monthly Servicing Fee)                   424,856.78

    INTEREST

27. Current Interest
          (a)  Class HE: M-2 Pass-Through Rate         8.45%
          (b)  Class HE: M-2 Interest                           29,856.67

28. Amount applied to Unpaid Class HE: M-2 Interest Shortfall         .00

29. Amount applied to Class HE: M-2 Interest Deficiency Amount        .00

30. Remaining unpaid Class HE: M-2 Interest Deficiency Amount         .00

31. Remaining unpaid Class HE: M-2 Interest Shortfall                 .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 15

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                NT5 NU2 NV0
                                Trust Account:  3334953-0

PRINCIPAL

32. Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00

                         Total Principal                              .00

33. Class HE: M-2 Principal Distribution                              .00

34. Class HE: M-2 Principal Balance                          4,240,000.00

35. Pool Scheduled Principal of Sub-Pool HE                104,877,454.53

36. Sub-Pool HE Senior Percentage for such Payment Date              100%

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37. Sub-Pool HE Aggregate Liquidation Loss Principal Amount           .00

38. Class HE: M-2 Liquidation Loss Principal Amount                   .00

39. Interest at Class HE: M-2 Pass-Through Rate on:

          (a)  Class HE: M-2 Liquidation Loss Principal Amount        .00
          (b)  Unpaid Class HE: M-2 Liquidation Loss Interest
               Shortfall                                              .00

40.    Amount applied to such interest                                .00

41.    Liquidation Loss interest remaining unpaid                     .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 16

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                NT5 NU2 NV0
                                Trust Account:  3334953-0

    Class HE: B Principal Distribution Tests
    (tests must be satisfied on and after the Payment Date occurring in July 1999)

42. Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Payment Date            1.14%

     (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 2.5%)                                    1.89%

43. Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date           3.08%

     (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
          months; may not exceed 5%)                                      3.59%

44. Sub-Pool HE Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Payment Date
          (as a percentage of Cut-Off Date Pool Principal
          Balance; may not exceed 9%)                                      .05%

45. Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date            63,097.64

     (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances
          for third preceding Remittance and for current Remittance
          Date; may not exceed 2%)                                         .24%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 17

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                NT5 NU2 NV0
                                 Trust Account:  3334953-0

46. Class HE: B Principal Test

     (a)  Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
          Balance for prior Payment Date (must equal or exceed 10%)   5.63%

    CLASS HE:B-1 CERTIFICATES
    -------------------------

47. Sub-Pool HE Amount Available less the Class HE: A Distribution
    Amount and Class HE: M Distribution Amount (including Monthly
    Servicing Fee)                                               395,000.11

    INTEREST

48. Class HE: B-1 Pass-Through Rate               8.15%

49. Current Interest                                              28,796.67

50. Amount applied to Unpaid Class HE: B-1 Interest Shortfall           .00

51. Amount applied to Class HE: B-1 Interest Deficiency Amount          .00

52. Remaining unpaid Class HE: B-1 Interest Deficiency Amount           .00

53. Remaining Unpaid Class HE: B-1 Interest Shortfall                   .00

    PRINCIPAL

54. Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal            .00
          (b)  Principal Prepayments          .00
          (c)  Liquidated Contracts           .00
          (d)  Repurchases                    .00
          (e)  Previously undistributed
               Principal Amounts              .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 18

                              Distribution Date: 4/15/97
                              CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                              NT5 NU2 NV0
                              Trust Account:  3334953-0

               Total Principal                                        .00

55. Class HE: B Percentage for such Payment Date                      0%

56. Class HE: B Percentage of Formula Principal Distribution Amount   .00

57. Class HE: B Principal Balance                            6,056,389.00

58. Class HE: B-1 Principal Balance                          4,240,000.00

59. Pool Scheduled Principal of Sub-Pool HE                104,877,454.53

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60. Sub-Pool HE Aggregate Liquidation Loss Principal Amount       .00

61. Class HE: B-1 Liquidation Loss Principal Amount               .00

62. Interest at Class HE: B-1 Pass-Through Rate on:

     (a)  Class HE: B-1 Liquidation Loss Principal Amount             .00
     (b)  Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall    .00

63. Amount applied to such interest                                   .00

64. Liquidation Loss interest remaining unpaid                        .00

    CLASS HE: B-1 CERTIFICATES

65. Remaining Sub-Pool HE Amount Available                     366,203.44

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 19

                                Distribution Date: 4/15/97
                                CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                NT5 NU2 NV0
                                Trust Account:  3334953-0
    INTEREST

66. Class HE: B-2 Pass-Through Rate                    8.45%

67. Current Interest                                             12,790.41

68. Amount applied to Unpaid Class HE: B-2 Interest Shortfall          .00

69. Remaining Unpaid Class HE: B-2 Interest Shortfall                  .00

    PRINCIPAL

70. Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                     .00
          (b)  Principal Prepayments                   .00
          (c)  Liquidated Contracts                    .00
          (d)  Repurchases                             .00
          (e)  Previously undistributed
               Principal Amounts                       .00

                    Total Principal                                    .00

71. Class HE: B Percentage for such Payment Date                        0%

72. Class HE: B Percentage of Formula Principal Distribution Amount    .00

73. Current Principal (Class HE: B Percentage of Formula Principal
    Distribution Amount less Class HE: B-1 Principal Balance)          .00

74. Class HE: B-2 Liquidation Loss Principal Amount                    .00

75. Class HE: B-2 Guaranty Payment                                     .00

76. Class HE: B-2 Principal Balance                           1,816,389.00

77. Pool Scheduled Principal Balance of Sub-Pool HE         104,877,454.53

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 20

                               Distribution Date: 4/15/97
                               CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                               NT5 NU2 NV0
                               Trust Account:  3334953-0

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78. Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

79. Class HE: B-2 Liquidation Loss Principal Amount                        .00

80. Interest at Class HE: B-2 Pass-Through Rate on:

     (a)  Class HE: B-2 Liquidation Loss Principal Amount                  .00
     (b)  Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall         .00

81. Amount applied to such interest                                        .00

82. Liquidation Loss interest remaining unpaid                             .00

    CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
    ------------------------------------------------------

83. Sub-Pool HE Pool Factors

          (a)  Class HE: A-1 Pool Factor                             .58812824
          (b)  Class HE: A-2 Pool Factor                            1.00000000
          (c)  Class HE: A-3 Pool Factor                            1.00000000
          (d)  Class HE: A-4 Pool Factor                            1.00000000
          (e)  Class HE: M-1 Pool Factor                            1.00000000
          (f)  Class HE: M-2 Pool Factor                            1.00000000
          (g)  Class HE: B-1 Pool Factor                            1.00000000
          (h)  Class HE: B-2 Pool Factor                            1.00000000

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days             3,233,516.24     61
     (b)  60-89 days               751,989.89     15
     (c)  90 or more days          443,827.31     12

85. Principal Balance of Defaulted Contracts                      1,167,148.12

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 21

                              Distribution Date: 4/15/97
                              CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                              NT5 NU2 NV0
                              Trust Account:  3334953-0

86. Number of Liquidated Contracts and
    Net Liquidated Loss                           2              63,097.64

87. Number of Loans Remaining                                        2,199

88. Number of Principal Balance of Contracts with FHA Claims finaly rejected, or no FHA claim was submitted because
    FHA Insurance was unavailable                 2             100,369.85

89. FHA Insurance reserve amount                             92,851,520.04

90. Amount received from FHA Insurance                                 .00

    CLASS HE: C CERTIFICATES
    ------------------------

91. Monthly Servicing Fee                                       159,187.06

92. Class HE: C Residual Payment                                546,615.81

                                     GT-HI
                                    1996-C
                                  MARCH 1997
                              Defaulted Contracts

                                                                 Estimated
                                               Repurchase          Loss at
 Account#      Principal       Interest          Amount          Sale Date
 --------      ---------       --------        ----------        ---------

 15728569       9,998.78         62.07          10,060.85         11,105.38
 15728612      20,413.35        126.73          20,540.08         21,311.76
 15732147      26,551.48        164.84          26,716.32         28,431.55
 15733294      21,295.40        132.20          21,427.60         22,078.95
 15736271      20,361.64        126.41          20,488.05         21,075.23
 15737387      18,694.33        116.06          18,810.39         19,621.12
 15738897       6,496.88         40.33           6,537.21          6,890.33
 15739452      15,580.24         96.72          15,676.96         16,269.20
 15740246      20,064.20        124.56          20,188.76         20,885.60

 TOTALS      $159,456.30       $989.92        $160,446.22       $167,669.12
             ===========       =======        ===========       ===========